                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

    The following is a list of subsidiaries of the Company as of the date hereof, omitting certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                                                                                   PERCENTAGE OF
                                                                                                       VOTING
                                                                                                  SECURITIES OWNED
                                                                                                         BY
           NAME                                                             WHERE INCORPORATED    IMMEDIATE PARENT
           --------------------------------------------------------------  --------------------  ------------------
       a)  Subsidiaries of Pfizer Inc.:
           Radiologic Sciences, Inc......................................  California                 100
           Shiley Incorporated...........................................  California                 100
           Valleylab Inc.................................................  Colorado                   100
           Dart Acquisition Corporation..................................  Delaware                   100
           Disease Management Sciences Inc...............................  Delaware                   100
           Flavor Technology Corporation.................................  Delaware                   100
           Health Care Ventures, Inc.....................................  Delaware                   100
           Howmedica Inc.................................................  Delaware                   100
           Pfizer Diagnostic Products International Ltd..................  Delaware                   100
           Pfizer Enterprises Inc........................................  Delaware                   100
           Pfizer H.C.P. Corporation.....................................  New York                   100
           Pfizer Health Sciences, Inc...................................  Delaware                   100
           Pfizer Medical Systems, Inc...................................  Delaware                   100
           Pfizer Pharmaceuticals, Inc...................................  Delaware                   100
           Pfizer Pigments Inc...........................................  Delaware                   100
           Site Realty, Inc..............................................  Delaware                   100
           Strato/Infusaid Inc...........................................  Massachusetts              100
           American Medical Systems, Inc.................................  Minnesota                  100
           Schneider (USA) Inc...........................................  Minnesota                  100
           Adforce Inc...................................................  New York                   100
           Quigley Company Inc...........................................  New York                   100
           Pfizer International Inc......................................  New York                   100
           Howmedica G.m.b.H.............................................  Austria                    100
           Cadsand Medica N.V............................................  Belgium                    100
           Laboratorios Pfizer Ltd.......................................  Brazil                     100
           176864 Canada Inc.............................................  Canada                     100
           Orsim, S.A....................................................  France                     100
           Van Cadsand Beheer B.V........................................  Netherlands                100
           Pfizer Trading Corp...........................................  Taiwan                     100

      (b)  Subsidiaries of Pfizer International Inc. (a subsidiary of
            Pfizer Inc.):
           Pfizer Overseas Inc...........................................  Delaware                   100
           Pfizer Products Corporation...................................  Delaware                   100
           Pfizer Corporation Austria G.m.b.H............................  Austria                    100
           Pfizer S.A....................................................  Belgium                    100
           Pfizer European Service Center N.V............................  Belgium                     97.5  (1)

------------------------
(1)  2.5% owned by Pfizer Research and Development Company N.V./S.A.

                                                               December 31, 1994

                                                                                                   PERCENTAGE OF
                                                                                                       VOTING
                                                                                                  SECURITIES OWNED
                                                                                                         BY
           NAME                                                             WHERE INCORPORATED    IMMEDIATE PARENT
           --------------------------------------------------------------  --------------------  ------------------
      (b)  Subsidiaries of Pfizer International Inc. (a
            subsidiary of Pfizer Inc.): -- (Continued)
           The Kodiak Company Ltd............................  Bermuda                100
           Pfizer Holding Ltd................................  Canada                 100
           Roerig S.A........................................  Chile                  100
           Pfizer A/S........................................  Denmark                100
           Pfizer Oy.........................................  Finland                100
           Pfizer Biogal L.L.C...............................  Hungary                 71.35
           Pfizer Sales Company Limited......................  Ireland                100
           Pfizer Chemical Corp. Ltd.........................  Isle of Man            100
           Compania Distribuidora Del Centro, S.A. de C.V....  Mexico                 100
           Pfizer S.A. de C.V................................  Mexico                 100
           Laboratoires Pfizer S.A...........................  Morocco                 98
           Pfizer Specialties Limited........................  Nigeria                100
           Pfizer Pharmaceuticals Production Corporation.....  Panama                 100
           Pfizer S.G.P.S. Limitada..........................  Portugal               100
           Bioquimica Industrial Espanola, S.A. -- BINESA....  Spain                  100
           Pfizer S.A........................................  Spain                  100
           Pfizer A.G........................................  Switzerland            100
           Pfizer Group Limited..............................  United Kingdom         100

      (c)  Subsidiaries of Pfizer Pharmaceuticals Production
            Corporation (a subsidiary of Pfizer International
            Inc.):
           Pfizer Research and Development Company             Belgium                100   (1)
            N.V./S.A.........................................
           Kirchimie Ltee....................................  Canada                 100
           Pfizer C. & G. Inc................................  Canada                  86.8 (2)
           Pfizer Pension Trustees (Ireland) Limited.........  Ireland                100
           Pfizer International Bank Europe..................  Ireland                 82   (3)
           Pfizer Service Company Ireland....................  Ireland                100
           Pfizer Ringaskiddy Production Company.............  Isle of Man            100
           Roerig Farmaceutici Italiana S.r.1................  Italy                  100
           Pfizer (N.Z.) Ltd.................................  New Zealand            100
           Pfizer Corporation................................  Panama                 100

------------------------
(1)  Includes 5% owned by Pfizer International Inc.

(2)  13.2% owned by Kirchimie Ltee.

(3)  18% owned by Pfizer Research and Development Company N.V./S.A.

                                                                                                 PERCENTAGE OF VOTING
                                                                                                 SECURITIES OWNED BY
           NAME                                                             WHERE INCORPORATED     IMMEDIATE PARENT
           ---------------------------------------------------------------  ------------------  ----------------------
      (d)  Subsidiaries of Pfizer Corporation (a subsidiary of Pfizer
            Pharmaceuticals Production Corporation):
           Pfizer Limitada................................................  Angola                         100
           Pficonprod Pty. Limited........................................  Australia                      100(1)
           Pfizer Agricare Pty. Ltd.......................................  Australia                      100
           Pfizer Pty. Ltd................................................  Australia                      100
           Pfizer S.A.....................................................  Colombia                       100
           Pfizer S.A.....................................................  Costa Rica                     100
           Pfizer C.A.....................................................  Ecuador                        100
           Pfizer Egypt S.A.E.............................................  Egypt                           85
           Pfizer Limited.................................................  Ghana                           50
           Pfizer Hellas, A.E.............................................  Greece                         100
           Pfizer Limited.................................................  India                           40
           PT Pfizer Indonesia............................................  Indonesia                       80(2)
           Pfizer Kabushiki Kaisha........................................  Japan                          100
           Pfizer Laboratories Limited (Kenya)............................  Kenya                          100
           Pfizer (Malaysia) Sendirian Berhad.............................  Malaysia                       100
           Pfizer Limitada................................................  Mozambique                     100
           Pfizer (Namibia) (Proprietary) Limited.........................  Namibia                        100
           Pfizer Laboratories Limited....................................  New Zealand                    100
           Livestock Feeds PLC............................................  Nigeria                         60
           Pfizer Products PLC............................................  Nigeria                         60
           Pfizer A/S.....................................................  Norway                         100
           Pfizer Laboratories Limited....................................  Pakistan                      76.3
           Pfizer International Corporation S.A...........................  Panama                         100
           Harmag Inc.....................................................  Panama                         100
           Corporation Farmaceutica S.A. -- COFASA........................  Peru                           100
           Pfizer Inc.....................................................  Philippines                    100
           Pfizer Private Limited.........................................  Singapore                      100
           Pfizer Laboratories (Proprietary) Limited......................  South Africa                   100
           Pfizer Korea Limited...........................................  South Korea                     50
           Pfizer Limited.................................................  South Korea                    100
           Pfizer A.B.....................................................  Sweden                         100
           Roerig A.B.....................................................  Sweden                         100
           Pfizer Limited.................................................  Taiwan                         100
           Pfizer Limited.................................................  Tanzania                       100
           Pfizer Limited.................................................  Thailand                       100
           Pfizer Ilaclari A.S............................................  Turkey                         100
           Pfizer Limited.................................................  Uganda                         100
           Laboratorios Pfizer de Venezuela, S.A..........................  Venezuela                      100
           Pfizer Limited.................................................  Zambia                         100

------------------------
(1) Includes 24.7% of the voting securities owned by subsidiaries of Howmedica Inc., a subsidiary of Pfizer Inc.

(2)  Includes 11.77% of the voting securities owned by Heinrich Mack Nachf.

                                                                                        PERCENTAGE OF VOTING
                                                                                         SECURITIES OWNED BY
           NAME                                               WHERE INCORPORATED          IMMEDIATE PARENT
           -------------------------------------------------  ------------------  ---------------------------------
      (e)  Subsidiaries of Pfizer Research and Development
            Company N.V./S.A. (a subsidiary of Pfizer
            Pharmaceuticals Production Corporation):
           Pfizer S.A.......................................  France                             100
           Pfizer Holding Und Verwaltungs G.m.b.H...........  Germany                            95
           Pfizer Italiana S.p.A............................  Italy                              100
           Pfizer Pharmaceuticals Inc.......................  Japan                              100
           Pfizer B.V.......................................  Netherlands                        100
           Howmedica Iberica S.A............................  Spain                             87.8
           Rovi Farma S.A...................................  Spain                              50
           Schneider (Europe) A.G...........................  Switzerland                        100

      (f)  Miscelleaneous Subsidiaries:
           Shiley International, Inc........................  California          Shiley Incorporated 100%
           Schneider (USA) Pittsburgh, Inc..................  Delaware            Schneider (USA) Inc. 100%
           Angiomedics Inc..................................  Minnesota           Schneider (USA) Inc. 100%
           Pfizer S.A.C.I...................................  Argentina           Pfizer International Corporation
                                                                                   S.A. 100%
           Valleylab Australia Pty. Ltd.....................  Australia           Valleylab Inc. 100%
           Pfizer Med-Inform Beratungs G.m.b.H..............  Austria             Pfizer Corporation Austria
                                                                                   G.m.b.H. 100%
           Pfizer Hospital Products (Belgium) N.V...........  Belgium             Pfizer Hospital Products
                                                                                   (Netherlands) B.V. 100%
           Rogar/STB Inc....................................  Canada              Pfizer Canada Inc. 100%
           Pfizer Canada Inc................................  Canada              Pfizer Holding Ltd. 100%
           Pfizer s.r.o.....................................  Czech Republic      Pfizer Products Corporation 100%
           Laboratoire Beral, S.A...........................  France              Pfizer S.A. 100%
           C.A.L. Pfizer S.C.A. (1).........................  France              Pfizer S.A. 100%
           Howmedica France S.C.A. (1)......................  France              Pfizer S.A. 100%
           Benoist Girard & Cie S.C.A. (1)..................  France              Pfizer S.A. 100%
           Forster & Hug (KG) (1)...........................  Germany             Pfizer G.m.b.H. 100%
           Heinrich Mack Nachf. (1).........................  Germany             Pfizer G.m.b.H. 100%
           Pfizer G.m.b.H...................................  Germany             Pfizer Holding Und Verwaltungs
                                                                                   G.m.b.H. 100%
           Taylor Kosmetik G.m.b.H..........................  Germany             Pfizer Holding Und Verwaltungs
                                                                                   G.m.b.H. 100%
           Hilekes G.m.b.H..................................  Germany             Howmedica G.m.b.H. 100%
           Pfizer LLC.......................................  Hungary             Pfizer Products Corporation 100%
           Dumex Limited....................................  India               Pfizer Limited (India) 100%

------------------------
(1)  Partnership.

                                                                                        PERCENTAGE OF VOTING
                                                                                        SECURITIES OWNED BY
           NAME                                           WHERE INCORPORATED              IMMEDIATE PARENT
           --------------------------------------------  ---------------------  ------------------------------------
      (f)  Miscellaneous Subsidiaries: (Continued)
           Duchem Laboratories Limited.................  India                  Pfizer Limited (India) 100%
           SudFarma S.r.1..............................  Italy                  Roerig Farmaceutici Italiana S.r.1.
                                                                                 90%; Pfizer Italiana S.p.A. 10%
           Saninvest S.r.1.............................  Italy                  Roerig Farmaceutici Italiana S.r.1.
                                                                                 100%
           Restiva Italiana S.p.A......................  Italy                  Saninvest S.r.1. 100%
           Schneider Japan K.K.........................  Japan                  Pfizer Pharmaceuticals Inc. (Japan)
                                                                                 100%
           Pfizer Oral Care Inc........................  Japan                  Pfizer Pharmaceuticals Inc. (Japan)
                                                                                 100%
           Pfizer Shoji Co., Ltd.......................  Japan                  Pfizer Pharmaceuticals Inc. (Japan)
                                                                                 100%
           Pfizer S.A..................................  Morocco                Pfizer S.A. 56%; Laboratoire Beral,
                                                                                 S.A. 44%
           Pfizer Hospital Products (Netherlands)
            B.V........................................  Netherlands            Shiley International, Inc. 100%
           Roerig B.V..................................  Netherlands            Pfizer B.V. 100%
           Cadsand Medica B.V..........................  Netherlands            Van Cadsand Beheer B.V. 100%
           Pfizer Pharmaceuticals Ltd..................  People's Republic of   Pfizer Enterprises Inc. 67.1%
                                                          China
           Laboratorios Pfizer S.A.....................  Portugal               Pfizer S.G.P.S. Limitada 100%
           Pfizer Hospital Products A.B................  Sweden                 Shiley International, Inc. 100%
           AMS Medinvent S.A...........................  Switzerland            Nilo Holdings, S.A. 100%
           Nilo Holdings, S.A..........................  Switzerland            Schneider (Europe) A.G. 100%
           T.C.P. Limited..............................  United Kingdom         Unicliffe Limited 100%
           Coty Limited................................  United Kingdom         Pfizer Limited 100%
           Pfizer Limited..............................  United Kingdom         Pfizer Group Limited 100%
           Unicliffe Limited...........................  United Kingdom         Pfizer Limited 100%

                                                                                        PERCENTAGE OF VOTING
                                                                                        SECURITIES OWNED BY
           NAME                                           WHERE INCORPORATED              IMMEDIATE PARENT
           --------------------------------------------  ---------------------  ------------------------------------
      (f)  Miscellaneous Subsidiaries: (Continued)
           Pfizer Pension Trustees Ltd.................  United Kingdom         Pfizer Limited 100%
           Charwell Pharmaceuticals Limited............  United Kingdom         Unicliffe Limited 100%
           The Stoppers Limited........................  United Kingdom         Charwell Pharmaceuticals Limited
                                                                                 100%
           Biomedical Sensors Ltd......................  United Kingdom         Biomedical Sensors (Holdings) Ltd.
                                                                                 100%
           Biomedical Sensors (Holdings) Ltd...........  United Kingdom         Howmedica International Inc. 100%
           Measureaim Ltd..............................  United Kingdom         Howmedica International Limited 100%
           Howmedica International Limited.............  United Kingdom         Pfizer Group Limited 100%
           Shiley Ltd..................................  United Kingdom         Howmedica International Limited 100%
           Pfizer Hospital Products, Ltd...............  United Kingdom         Howmedica International Limited 100%
           Pfizer Hospital Products Pension Trustees,
            Ltd........................................  United Kingdom         Pfizer Hospital Products, Ltd.
                                                                                 (U.K.) 100%
           Pfizer Bioquimicos S.A......................  Venezuela              Laboratorios Pfizer de Venezuela,
                                                                                 S.A. 100%
           Pfizer S.A..................................  Venezuela              Laboratorios Pfizer de Venezuela,
                                                                                 S.A. 100%

      (g)  Subsidiaries of Howmedica Inc. (a subsidiary
            of Pfizer Inc.):
           Orthopedic Sciences Inc.....................  Delaware               100
           Howmedica Investments Pty. Ltd..............  Australia              100
           S.D. Investments Pty. Ltd...................  Australia              100
           Pfizer Hospital Products Ltd................  Canada                 100
           Howmedica G.m.b.H...........................  Germany                100(1)
           Howmedica International Inc.................  Panama                 100
           Jaquet Orthopedie S.A.......................  Switzerland            100

------------------------
(1) Includes 32.4% of the voting securities owned by Howmedica International, Inc. and 2.7% of the voting securities owned by Shiley International, Inc.